UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-08606

Deutsche DWS Asset Allocation Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

August 31, 2022
Annual Report
to Shareholders
DWS Multi-Asset ConservativeAllocation Fund
DWS Multi-Asset Moderate Allocation Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summaries
15	Portfolio Summaries
16	Investment Portfolios
24	Statements of Assets and Liabilities
26	Statements of Operations
27	Statements of Changes in Net Assets
29	Financial Highlights
35	Notes to Financial Statements
51	Report of Independent Registered Public Accounting Firm
53	Information About Each Fund’s Expenses
56	Tax Information
57	Advisory Agreement Board Considerations and Fee Evaluation
62	Board Members and Officers
68	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Each Fund’s performance is directly related to the performance of the underlying portfolios or funds. In addition, each Fund indirectly pays a portion of the expenses incurred by the underlying portfolios or funds. The underlying funds could expose each Fund to risks related to investing in inflation-indexed bonds, real estate securities, infrastructure related companies, commodities, frontier markets, micro-cap companies and the CROCI investment process. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	3

Letter to Shareholders
Dear Shareholder:
Financial markets experienced several negative impacts which began in late February with the Russia-Ukraine war and have continued through the second quarter due to volatility in energy, rise in inflation, pressure on supply chains, and slower corporate earnings growth. Global monetary authorities have moved aggressively to tame inflation which in turn has created a swift decline in equity and fixed income markets. While our portfolio managers do believe markets will stabilize in the near term, the longer-term effects of these headwinds remain uncertain. De-globalization and a desire for energy independence across Europe and North America may continue to push prices upwards, and we expect inflation will remain higher than average over the next decade.
In periods such as this, real capital preservation becomes more challenging. Our portfolio managers continue to assess risks and form opinions on how these headwinds may impact investment portfolios over multiple time horizons. Yields for bonds can be impacted by economic risks, rising inflation, and slowing monetary support. We expect a moderate rise in government bond yields while short term spread widening may offer potential over the next year. For equities, we expect continued volatility in the short-term, however we do have a favorable view on companies with solid balance sheets and business models over a twelve-month horizon. We believe alternatives such as real estate, infrastructure and commodities may help in preserving capital given pricing power and correlation to inflation.
In our view, the current environment underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 14 for more complete performance information.
Investment Strategy and Process
Using a risk/return strategic asset allocation process, portfolio management allocates the Funds’ assets among various asset categories. Portfolio management periodically reviews the Funds’ allocations and may adjust them based on current or anticipated market conditions, to manage risk consistent with the Funds’ overall investment strategy or based upon other relevant considerations.
Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes from time to time. Tactical allocations reflect views from DWS’s Chief Investment Officer and global research platform. Tactical allocations, which may include derivative instruments, have shorter investment horizons as positions reflect short-term views and may be implemented as: (i) changes to a Funds’ strategic asset allocation, (ii) through the addition of new allocations, or (iii) through changes to prior tactical allocations.
Market Overview and Fund Performance
During the one-year period ended on August 31, 2022, the Funds performed as follows:
DWS Multi-Asset Conservative Allocation Fund	–12.89%
S&P Target Risk Conservative Index	–12.60%

DWS Multi-Asset Moderate Allocation Fund	–12.45%
S&P Target Risk Moderate Index	–12.94%

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	5

Performance by Asset Class
Category	Index	Total Return
Large-Cap U.S. Stocks	S&P® 500 Index	–11.23%
Small-Cap U.S. Stocks	Russell® 2000 Index	–17.88%
Developed-Market International Stocks	MSCI EAFE Index	–19.80%
Emerging-Market Stocks	MSCI Emerging Markets Index	–21.80%
U.S. Investment-Grade Bonds	Bloomberg U.S. Aggregate Bond Index	–11.52%
U.S. High-Yield Bonds	ICE BofA US High Yield Index	–10.48%
Emerging-Market Bonds	JP Morgan EMBI Global Diversified Index	–20.82%
Financial Market Overview
The global financial markets experienced broad-based weakness during the past 12 months, reflecting a wide range of adverse developments. A sharp increase in inflation led the U.S. Federal Reserve (Fed) and many other world central banks to tighten policy by winding down their stimulative quantitative easing programs and beginning to raise interest rates. The Fed hiked rates by 25 basis points (one-quarter of one percentage point) at its March 2022 meeting, followed by increases of 50 basis points in May and another 75 basis points in both June and July. As of August 31, investors were anticipating several more increases before year-end. A wide range of external factors also depressed sentiment, including Russia’s invasion of Ukraine, tensions between China and Taiwan, ongoing supply-chain disruptions, and the emergence of an energy crisis in Europe. In combination, these developments raised concerns about a sharp slowdown in economic growth and a potential downturn in corporate earnings.
Stocks responded unfavorably to these developments, with poor returns and high volatility. While nearly every developed-market country posted losses, Europe was a notable laggard due to the more immediate impact of the Russia-Ukraine war, together with the related sanctions and supply-chain issues. Faster-growing companies, including the mega-cap U.S. technology stocks that led the market higher in 2020 and 2021, generally underperformed in the subsequent downturn. On the positive side, energy stocks — and a number of oil-producing nations — generated strong gains.

6	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

Bonds suffered unusual volatility and historically weak returns, as well. The yield on 10-year U.S. Treasury notes, which came into the period at 1.30%, rose to 3.15% by the end of August 2022. (Prices and yields move in opposite directions.) Credit-oriented investments also experienced weakness, as investors grew concerned about the effect slowing growth could have on issuers’ finances.
Fund Performance
Consistent with this challenging environment, both Funds lost ground in absolute terms. DWS Multi-Asset Conservative Allocation Fund slightly underperformed its benchmark, the S&P Target Risk Conservative Index. DWS Multi-Asset Moderate Allocation Fund modestly outperformed its benchmark, the S&P Target Risk Moderate Index.
The Funds’ positioning in their equity portfolios had a slightly positive impact on relative performance. Stock selection in the underlying large- and small-cap domestic equity funds made the largest contribution. An underweight in Europe also helped given the region’s underperformance. On the other hand, the Funds were hurt by being overweight in the emerging markets in the early part of the period. We subsequently reduced the extent of the overweight in response to the strong U.S. dollar, China’s economic challenges, and the possibility of slowing global growth. We also periodically adjusted the Fund’s weightings in small caps based on shifts in risk factors and relative valuations. In addition, we increased the extent of the Funds’ underweight in Europe as the headwinds to the region’s outlook mounted.
“We retained a cautious outlook at the close of the period due to the large number of risks that continued to weigh on markets.”
The Funds were hurt somewhat by their positioning in fixed income. Selection in emerging-market bonds detracted, as did an overweight in U.S. investment-grade corporate bonds. However, the Funds benefited from our decision to move to an underweight in U.S. Treasuries and developed-market international bonds in late 2021. In terms of other activity, our expectations for rising default risk prompted us to reduce the Funds’ positions in high-yield bonds and rotate the proceeds into the

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	7

investment-grade category. We were also active in adjusting the Funds’ positioning with respect to duration (interest-rate sensitivity). We maintained a lower duration stance through the first half of the period on expectations that bond yields would rise, which indeed proved to the be the case. Late in the first quarter of 2022, we brought duration back to neutral following the substantial sell-off in the bond market. The Funds retained a neutral duration posture at the close of the period.
We maintained the Funds’ position in a portfolio of alternative assets consisting of infrastructure stocks, real estate investment trusts (REITs), commodities, and convertible securities. We believe holding a portion of the portfolios’ assets in these categories can augment both income and diversification over time. The commodities allocation performed very well in the past 12 months and helped offset the effect of rising inflation. However, we reduced the position later in the period on our belief that slowing global growth would crimp demand and limit the upside in commodity prices. The Fund’s allocation to infrastructure stocks posted a narrow gain despite the weakness in the broader market. The category was helped by both its high current cash flows and strength in the portion of the sector with above-average sensitivity to energy prices. On the other hand, REITs and convertible securities were both hurt by the larger trends weighing on the financial markets. REITs came under pressure from rising interest rates, while convertibles lagged due to the high representation of smaller, faster-growing companies in the category. The Funds no longer hold a position in convertible securities.
We used derivatives, primarily futures contracts, to take tactical positions and implement our investment views in an efficient fashion. The use of derivatives was a slight contributor in the aggregate. Since we used derivatives to achieve the Fund’s risk and return objectives, their impact on performance should be evaluated within the context of the entire portfolio and not as a standalone strategy.
Outlook and Positioning
We retained a cautious outlook at the close of the period due to the large number of risks that continued to weigh on markets. The potential for a recession in the United States, slower growth in Europe, and China’s ongoing zero-COVID policy all represented key headwinds for risk assets, as did the possibility of additional geopolitical disruptions. We believe these factors could begin to pressure corporate earnings. We view this as

8	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

a particularly important consideration given our view that corporate earnings estimates for the rest of 2022 and 2023 have yet to decline to a level we see as appropriate for the current economic environment. Together, these factors led us to maintain a defensive posture in the Funds. As always, we remained committed to an active, diversified strategy designed to capitalize on opportunities and avoid risks as appropriate.
Portfolio Management Team
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions
Portfolio Manager of each Fund. Began managing each Fund in 2018.
—Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.
—Americas Multi-Asset Head: New York.
—BSE, Princeton University.
Fabian Degen, CFA, Senior Portfolio Manager Multi Asset & Solutions
Portfolio Manager of each Fund. Began managing each Fund in 2021.
—Joined DWS in 2007.
—Portfolio Manager and Analyst: New York.
—Bachelor of International Business Administration in Investments and Finance from the International University of Applied Sciences Bad Honnef, Bonn (with semester at the University of Maine (USA)).
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The S&P Target Risk Conservative Index emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns.
The S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.
The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000® Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE (Europe, Australasia and the Far East) Index is an unmanaged equity index which captures large and mid-capitalization representation across

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	9

21 developed markets countries around the world, excluding the U.S. and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country.
The MSCI Emerging Markets Index is an unmanaged equity index which captures large and mid-capitalization representation across 24 emerging markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
The ICE BofA US High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.
The JP Morgan EMBI Global Diversified Index tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The Index limits exposure to any one country.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Contribution and detraction incorporate both an investment’s total return and its weighting in a portfolio.
Convertible securities are bonds that can be exchanged for equity at a pre-stated price. Convertibles generally offer higher income than is available from a common stock, but more appreciation potential than bonds.
A default occurs when an issuer fails to make an interest or principal payment on a bond. The default rate is the percentage of issuers that default in a given year.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management; for non-hedging purposes to seek to enhance potential gains, or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.
Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a predetermined price in the future.

10	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

Performance SummariesAugust 31, 2022 (Unaudited)
DWS Multi-Asset Conservative Allocation Fund
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/22
Unadjusted for Sales Charge	–12.89%	2.50%	3.92%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–17.89%	1.30%	3.30%
S&P Target Risk Conservative Index†	–12.60%	2.66%	3.72%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/22
Unadjusted for Sales Charge	–13.55%	1.74%	3.14%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–13.55%	1.74%	3.14%
S&P Target Risk Conservative Index†	–12.60%	2.66%	3.72%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/22
No Sales Charges	–12.68%	2.76%	4.17%
S&P Target Risk Conservative Index†	–12.60%	2.66%	3.72%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2021 are 1.23%, 2.05% and 0.97% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	11

DWS Multi-Asset Conservative Allocation Fund
total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
†
S&P Target Risk Conservative Index emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns.
On October 19, 2015, the Fund changed from a fund-of-funds to a multi-asset allocation fund. Performance would have been different if the Fund’s current investment strategy had been in effect.

	Class A	Class C	Class S
Net Asset Value
8/31/22	$12.34	$12.33	$12.32
8/31/21	$15.27	$15.26	$15.25
Distribution Information as of 8/31/22
Income Dividends, Twelve Months	$.26	$.15	$.29
Capital Gain Distributions	$.84	$.84	$.84

12	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

DWS Multi-Asset Moderate Allocation Fund
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/22
Unadjusted for Sales Charge	–12.45%	4.17%	5.74%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–17.48%	2.94%	5.11%
S&P Target Risk Moderate Index†	–12.94%	3.32%	4.69%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/22
Unadjusted for Sales Charge	–13.08%	3.41%	4.95%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–13.08%	3.41%	4.95%
S&P Target Risk Moderate Index†	–12.94%	3.32%	4.69%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/22
No Sales Charges	–12.13%	4.46%	6.01%
S&P Target Risk Moderate Index†	–12.94%	3.32%	4.69%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2021 are 1.66%, 2.43% and 1.42% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	13

DWS Multi-Asset Moderate Allocation Fund
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
†
S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.
On October 19, 2015, the Fund changed from a fund-of-funds to a multi-asset allocation fund. Performance would have been different if the Fund’s current investment strategy had been in effect.

	Class A	Class C	Class S
Net Asset Value
8/31/22	$8.99	$8.97	$8.99
8/31/21	$11.26	$11.23	$11.25
Distribution Information as of 8/31/22
Income Dividends, Twelve Months	$.21	$.13	$.24
Capital Gain Distributions	$.79	$.79	$.79

14	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

Portfolio Summaries(Unaudited)
DWS Multi-Asset Conservative Allocation Fund
Asset Allocation (As a % of Investment Portfolio)	8/31/22	8/31/21
Fixed Income — Bond Funds	5%	23%
Fixed Income — Exchange-Traded Funds	45%	31%
Fixed Income — Money Market Funds	19%	4%
Equity — Equity Funds	24%	31%
Equity — Exchange-Traded Funds	6%	10%
Short-Term U.S. Treasury Obligations	1%	1%
	100%	100%
DWS Multi-Asset Moderate Allocation Fund
Asset Allocation (As a % of Investment Portfolio)	8/31/22	8/31/21
Fixed Income — Bond Funds	4%	14%
Fixed Income — Exchange-Traded Funds	26%	18%
Fixed Income — Money Market Funds	13%	1%
Equity — Equity Funds	44%	48%
Equity — Exchange-Traded Funds	12%	18%
Short-Term U.S. Treasury Obligations	1%	1%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about each Fund’s investment portfolio, see page 16-23. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 68 for contact information.

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	15

Investment Portfoliosas of August 31, 2022
DWS Multi-Asset Conservative Allocation Fund
	Shares	Value ($)
Equity — Equity Funds 27.9%
DWS Core Equity Fund “Institutional” (a)	274,706	7,906,034
DWS Emerging Markets Equity Fund “Institutional” (a)	79,433	1,376,567
DWS ESG Core Equity Fund “Institutional” (a)	366,828	6,298,439
DWS RREEF Global Infrastructure Fund “Institutional” (a)	41,513	701,159
DWS RREEF Real Estate Securities Fund “Institutional” (a)	85,439	1,802,768
DWS Small Cap Core Fund “S” (a)	33,134	1,414,139
Total Equity — Equity Funds (Cost $13,767,926)		19,499,106
Equity — Exchange-Traded Funds 7.1%
iShares Core MSCI Europe ETF	16,073	702,872
iShares MSCI Japan ETF	39,589	2,121,574
iShares MSCI Pacific ex Japan ETF	16,220	676,861
SPDR S&P Emerging Asia Pacific ETF	14,212	1,429,301
Total Equity — Exchange-Traded Funds (Cost $5,016,847)		4,930,608
Fixed Income — Bond Funds 5.8%
DWS Enhanced Commodity Strategy Fund “Institutional” (a)	76,907	755,999
DWS High Income Fund “Institutional” (a)	781,900	3,291,799
Total Fixed Income — Bond Funds (Cost $3,817,487)		4,047,798
Fixed Income — Exchange-Traded Funds 51.2%
iShares GNMA Bond ETF	215,927	9,798,767
iShares iBoxx $ Investment Grade Corporate Bond ETF	27,500	3,004,925
iShares JP Morgan USD Emerging Markets Bond ETF	47,915	4,087,150
iShares TIPS Bond ETF	21,366	2,433,801
iShares U.S. Treasury Bond ETF	216,377	5,106,497
Vanguard Intermediate-term Corporate Bond ETF	84,318	6,714,243
Vanguard Total International Bond ETF	94,161	4,632,721
Total Fixed Income — Exchange-Traded Funds (Cost $37,543,900)		35,778,104

The accompanying notes are an integral part of the financial statements.

16	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

DWS Multi-Asset Conservative Allocation Fund
	Principal Amount ($)	Value ($)
Short-Term U.S. Treasury Obligations 0.7%
U.S. Treasury Bills, 2.004% (b), 4/20/2023 (c) (Cost $459,021)	465,000	455,907

	Shares	Value ($)
Fixed Income — Money Market Funds 21.6%
DWS Central Cash Management Government Fund, 2.09% (a) (d), 1/1/2030 (Cost $15,047,011)	15,047,011	15,047,011

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $75,652,192)	114.3	79,758,534
Other Assets and Liabilities, Net	(14.3)	(9,952,228)
Net Assets	100.0	69,806,306
A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the year ended August 31, 2022 are as follows:
Value ($) at 8/31/2021	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 8/31/2022	Value ($) at 8/31/2022
Equity — Equity Funds 27.9%
DWS Core Equity Fund “Institutional” (a)
13,017,129	3,512,121	6,210,400	1,342,869	(3,755,685)	82,528	1,455,493	274,706	7,906,034
DWS Emerging Markets Equity Fund “Institutional” (a)
822,340	906,507	80,400	(27,005)	(244,875)	14,607	—	79,433	1,376,567
DWS ESG Core Equity Fund “Institutional” (a)
7,724,881	2,528,103	2,281,900	(51,713)	(1,620,932)	63,372	845,431	366,828	6,298,439
DWS RREEF Global Infrastructure Fund “Institutional” (a)
913,882	260,442	430,900	21,752	(64,017)	11,791	39,151	41,513	701,159
DWS RREEF Real Estate Securities Fund “Institutional” (a)
1,802,474	1,392,106	1,053,700	17,514	(355,626)	22,256	124,649	85,439	1,802,768
DWS Small Cap Core Fund “S” (a)
1,762,409	1,607,547	1,725,900	183,791	(413,708)	—	41,949	33,134	1,414,139
Fixed Income — Bond Funds 5.8%
DWS Emerging Markets Fixed Income Fund “Institutional” (a)
3,934,625	856,767	3,542,719	(1,031,364)	(217,309)	190,566	—	—	—
The accompanying notes are an integral part of the financial statements.

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	17

DWS Multi-Asset Conservative Allocation Fund
Value ($) at 8/31/2021	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 8/31/2022	Value ($) at 8/31/2022
DWS Enhanced Commodity Strategy Fund “Institutional” (a)
907,496	1,077,720	1,185,900	98,660	(141,977)	286,219	—	76,907	755,999
DWS GNMA Fund “Institutional” (a)
9,234,362	2,554,975	10,898,696	(940,040)	49,399	113,775	—	—	—
DWS High Income Fund “Institutional” (a)
5,524,298	979,974	2,566,400	(29,760)	(616,313)	230,874	—	781,900	3,291,799
Fixed Income — Money Market Funds 21.6%
DWS Central Cash Management Government Fund, 2.09% (a) (d)
3,491,260	35,557,940	24,002,189	—	—	21,454	—	15,047,011	15,047,011
49,135,156	51,234,202	53,979,104	(415,296)	(7,381,043)	1,037,442	2,506,673	16,786,871	38,593,915
During the year ended August 31, 2022, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $15,676,262 and $29,976,915, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding short-term investments) aggregated $36,540,951 and $24,836,993, respectively.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.
(b)	Annualized yield at time of purchase; not a coupon rate.
(c)	At August 31, 2022, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d)	The rate shown is the annualized seven-day yield at period end.

MSCI: Morgan Stanley Capital International
S&P: Standard & Poor’s
SPDR: Standard & Poor’s Depositary Receipt
TIPS: Treasury Inflation-Protected Securities
At August 31, 2022, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	12/20/2022	29	3,407,682	3,390,281	(17,401)
Euro Stoxx 50 Index	EUR	9/16/2022	11	384,103	389,117	5,014
Total net unrealized depreciation						(12,387)
The accompanying notes are an integral part of the financial statements.

18	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

DWS Multi-Asset Conservative Allocation Fund
Currency Abbreviation(s)

EUR	Euro
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of August 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Equity — Equity Funds	$19,499,106	$ —	$—	$19,499,106
Equity — Exchange-Traded Funds	4,930,608	—	—	4,930,608
Fixed Income — Bond Funds	4,047,798	—	—	4,047,798
Fixed Income — Exchange-Traded Funds	35,778,104	—	—	35,778,104
Short- Term U.S. Treasury Obligations	—	455,907	—	455,907
Fixed Income — Money Market Funds	15,047,011	—	—	15,047,011
Derivatives (a)
Futures Contracts	5,014	—	—	5,014
Total	$79,307,641	$455,907	$—	$79,763,548

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (a)
Futures Contracts	$ (17,401)	$ —	$—	$ (17,401)
Total	$(17,401)	$—	$—	$(17,401)

(a)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.
The accompanying notes are an integral part of the financial statements.

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	19

DWS Multi-Asset Moderate Allocation Fund
	Shares	Value ($)
Equity — Equity Funds 47.3%
DWS Core Equity Fund “Institutional” (a)	246,425	7,092,111
DWS Emerging Markets Equity Fund “Institutional” (a)	37,778	654,695
DWS RREEF Global Infrastructure Fund “Institutional” (a)	26,055	440,076
DWS RREEF Real Estate Securities Fund “Institutional” (a)	56,502	1,192,195
DWS Small Cap Core Fund “S” (a)	21,226	905,923
Total Equity — Equity Funds (Cost $6,090,520)		10,285,000
Equity — Exchange-Traded Funds 12.3%
iShares Core MSCI Europe ETF	12,580	550,123
iShares MSCI Japan ETF	4,014	215,110
iShares MSCI Pacific ex Japan ETF	8,244	344,022
SPDR S&P Emerging Asia Pacific ETF	6,564	660,142
Xtrackers MSCI Japan Hedged Equity ETF (a)	18,282	903,862
Total Equity — Exchange-Traded Funds (Cost $2,606,274)		2,673,259
Fixed Income — Bond Funds 4.3%
DWS Emerging Markets Fixed Income Fund “Institutional” (a)	7	47
DWS Enhanced Commodity Strategy Fund “Institutional” (a)	35,238	346,388
DWS High Income Fund “Institutional” (a)	140,147	590,020
Total Fixed Income — Bond Funds (Cost $840,883)		936,455
Fixed Income — Exchange-Traded Funds 28.2%
iShares 7-10 Year Treasury Bond ETF, “B”	10,593	1,069,257
iShares Core International Aggregate Bond ETF	13,933	692,610
iShares GNMA Bond ETF	36,061	1,636,448
iShares JP Morgan USD Emerging Markets Bond ETF	6,591	562,212
iShares TIPS Bond ETF	3,789	431,605
Vanguard Intermediate-term Corporate Bond ETF	21,684	1,726,697
Total Fixed Income — Exchange-Traded Funds (Cost $6,229,858)		6,118,829

	Principal Amount ($)	Value ($)
Short-Term U.S. Treasury Obligations 1.4%
U.S. Treasury Bills, 2.006% (b), 4/20/2023 (c) (Cost $306,010)	310,000	303,938

The accompanying notes are an integral part of the financial statements.

20	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

DWS Multi-Asset Moderate Allocation Fund
	Shares	Value ($)
Fixed Income — Money Market Funds 14.3%
DWS Central Cash Management Government Fund, 2.09% (a) (d), 1/1/2030 (Cost $3,109,525)	3,109,525	3,109,525

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $19,183,070)	107.8	23,427,006
Other Assets and Liabilities, Net	(7.8)	(1,697,826)
Net Assets	100.0	21,729,180
A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the year ended August 31, 2022 are as follows:
Value ($) at 8/31/2021	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 8/31/2022	Value ($) at 8/31/2022
Exchange-Traded Funds 4.2%
Xtrackers MSCI Japan Hedged Equity ETF (a)
—	910,030	—	—	(6,168)	—	—	18,282	903,862
Equity — Equity Funds 47.3%
DWS Core Equity Fund “Institutional” (a)
9,675,627	2,460,929	3,088,300	279,892	(2,236,037)	66,144	1,122,385	246,425	7,092,111
DWS Emerging Markets Equity Fund “Institutional” (a)
278,490	469,493	—	—	(93,288)	4,493	—	37,778	654,695
DWS RREEF Global Infrastructure Fund “Institutional” (a)
569,216	240,943	345,900	15,537	(39,720)	7,406	24,437	26,055	440,076
DWS RREEF Real Estate Securities Fund “Institutional” (a)
1,524,923	825,422	909,140	27,169	(276,179)	16,403	85,419	56,502	1,192,195
DWS Small Cap Core Fund “S” (a)
864,399	697,781	513,800	188,407	(330,864)	—	20,481	21,226	905,923
Fixed Income — Bond Funds 4.3%
DWS Emerging Markets Fixed Income Fund “Institutional” (a)
535,656	91,124	466,600	(132,990)	(27,143)	25,324	—	7	47
DWS Enhanced Commodity Strategy Fund “Institutional” (a)
423,577	619,801	649,900	20,531	(67,621)	133,622	—	35,238	346,388
DWS GNMA Fund “Institutional” (a)
1,591,280	420,507	1,858,126	(157,531)	3,870	19,507	—	—	—
The accompanying notes are an integral part of the financial statements.

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	21

DWS Multi-Asset Moderate Allocation Fund
Value ($) at 8/31/2021	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 8/31/2022	Value ($) at 8/31/2022
DWS High Income Fund “Institutional” (a)
1,227,671	43,972	562,000	(2,140)	(117,483)	43,972	—	140,147	590,020
Fixed Income — Money Market Funds 14.3%
DWS Central Cash Management Government Fund, 2.09% (a) (d)
415,717	11,429,192	8,735,384	—	—	6,312	—	3,109,525	3,109,525
17,106,556	18,209,194	17,129,150	238,875	(3,190,633)	323,183	1,252,722	3,691,185	15,234,842
During the year ended August 31, 2022, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $6,780,002 and $8,393,766, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding short-term investments) aggregated $8,840,242 and $8,898,535, respectively.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.
(b)	Annualized yield at time of purchase; not a coupon rate.
(c)	At August 31, 2022, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d)	The rate shown is the annualized seven-day yield at period end.

MSCI: Morgan Stanley Capital International
S&P: Standard & Poor’s
SPDR: Standard & Poor’s Depositary Receipt
TIPS: Treasury Inflation-Protected Securities
At August 31, 2022, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	12/20/2022	4	470,025	467,625	(2,400)
Euro Stoxx 50 Index	EUR	9/16/2022	3	104,251	106,123	1,872
S&P 500 E-Mini Index	USD	9/16/2022	1	187,659	197,825	10,166
Total net unrealized appreciation						9,638
Currency Abbreviation(s)

EUR	Euro
USD	United States Dollar
The accompanying notes are an integral part of the financial statements.

22	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

DWS Multi-Asset Moderate Allocation Fund
For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of August 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Equity — Equity Funds	$10,285,000	$ —	$—	$10,285,000
Equity — Exchange-Traded Funds	2,673,259	—	—	2,673,259
Fixed Income — Bond Funds	936,455	—	—	936,455
Fixed Income — Exchange-Traded Funds	6,118,829	—	—	6,118,829
Short- Term U.S. Treasury Obligations	—	303,938	—	303,938
Fixed Income — Money Market Funds	3,109,525	—	—	3,109,525
Derivatives (a)
Futures Contracts	12,038	—	—	12,038
Total	$23,135,106	$303,938	$—	$23,439,044

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (a)
Futures Contracts	$ (2,400)	$ —	$—	$ (2,400)
Total	$(2,400)	$—	$—	$(2,400)

(a)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.
The accompanying notes are an integral part of the financial statements.

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	23

Statements of Assets and Liabilities
as of August 31, 2022

Assets	DWS Multi-Asset Conservative Allocation Fund	DWS Multi-Asset Moderate Allocation Fund
Investments in non-affiliated securities and Underlying Funds, at value (Cost $43,019,768, $8,232,112)	$ 41,164,619	$ 8,192,164
Investments in affiliated Underlying Funds, at value (Cost $32,632,424, $10,950,958)	38,593,915	15,234,842
Cash	10,000	10,000
Receivable for investments sold	3,542,719	2,672,272
Receivable for Fund shares sold	2,653	1,593
Interest receivable	10,222	3,025
Other assets	15,525	29,190
Total assets	83,339,653	26,143,086
Liabilities
Payable for investments purchased	13,401,302	4,321,544
Payable for Fund shares redeemed	4,766	5,082
Payable for variation margin on futures contracts	7,176	2,723
Accrued management fee	298	—
Accrued Trustees' fees	1,316	769
Other accrued expenses and payables	118,489	83,788
Total liabilities	13,533,347	4,413,906
Net assets, at value	$69,806,306	$21,729,180
Net Assets Consist of
Distributable earnings (loss)	3,478,239	4,528,050
Paid-in capital	66,328,067	17,201,130
Net assets, at value	$69,806,306	$21,729,180
The accompanying notes are an integral part of the financial statements.

24	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

Statements of Assets and Liabilities as of August 31, 2022 (continued)

Net Asset Value	DWS Multi-Asset Conservative Allocation Fund	DWS Multi-Asset Moderate Allocation Fund
Class A
Net assets applicable to shares outstanding	29,479,834	15,103,992
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	2,389,065	1,679,709
Net Asset Value and redemption price per share	$ 12.34	$ 8.99
Maximum offering price per share (100 ÷ 94.25 of net asset value)	$ 13.09	$ 9.54
Class C
Net assets applicable to shares outstanding	1,080,378	953,818
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	87,634	106,338
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 12.33	$ 8.97
Class S
Net assets applicable to shares outstanding	39,246,094	5,671,370
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	3,185,326	631,061
Net Asset Value, offering and redemption price per share	$ 12.32	$ 8.99
The accompanying notes are an integral part of the financial statements.

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	25

Statements of Operations
for the year ended August 31, 2022

Investment Income	DWS Multi-Asset Conservative Allocation Fund	DWS Multi-Asset Moderate Allocation Fund
Income:
Dividends	$ 901,675	$ 245,838
Income distributions from affiliated Underlying Funds	1,037,442	323,183
Total income	1,939,117	569,021
Expenses:
Management fee	80,141	26,156
Administration fee	75,701	24,003
Services to shareholders	116,897	44,781
Distribution and service fees	90,975	53,469
Custodian fee	4,557	5,199
Audit fee	49,364	48,634
Legal fees	18,017	18,204
Tax fees	7,880	7,880
Reports to shareholders	24,741	19,307
Registration fees	45,180	45,369
Trustees' fees and expenses	5,165	3,096
Other	7,032	4,718
Total expenses before expense reductions	525,650	300,816
Expense reductions	(117,124)	(159,988)
Total expenses after expense reductions	408,526	140,828
Net investment income	1,530,591	428,193
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated Underlying Funds	(415,296)	238,875
Sale of non-affiliated Underlying Funds	(1,868,264)	(616,797)
Capital gain distributions from affiliated Underlying Funds	2,506,673	1,252,722
Futures	(254,284)	(120,555)
	(31,171)	754,245
Change in net unrealized appreciation (depreciation) on:
Affiliated Underlying Funds	(7,381,043)	(3,190,633)
Non-affiliated Underlying Funds	(4,486,790)	(1,150,641)
Futures	(72,240)	(19,223)
Foreign currency	(32,514)	(9,508)
	(11,972,587)	(4,370,005)
Net gain (loss)	(12,003,758)	(3,615,760)
Net increase (decrease) in net assets resulting from operations	$ (10,473,167)	$ (3,187,567)
The accompanying notes are an integral part of the financial statements.

26	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

Statements of Changes in Net Assets
DWS Multi-Asset Conservative Allocation Fund
	Years Ended August 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 1,530,591	$ 1,090,209
Net realized gain (loss)	(31,171)	4,721,024
Change in net unrealized appreciation (depreciation)	(11,972,587)	4,698,068
Net increase (decrease) in net assets resulting from operations	(10,473,167)	10,509,301
Distributions to shareholders:
Class A	(2,536,819)	(1,264,743)
Class C	(76,684)	(54,681)
Class S	(3,544,841)	(1,804,137)
Total distributions	(6,158,344)	(3,123,561)
Fund share transactions:
Proceeds from shares sold	4,556,369	4,883,881
Reinvestment of distributions	5,980,124	3,010,924
Payments for shares redeemed	(8,968,265)	(10,579,866)
Net increase (decrease) in net assets from Fund share transactions	1,568,228	(2,685,061)
Increase (decrease) in net assets	(15,063,283)	4,700,679
Net assets at beginning of period	84,869,589	80,168,910
Net assets at end of period	$69,806,306	$84,869,589
The accompanying notes are an integral part of the financial statements.

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	27

Statements of Changes in Net Assets  (continued)

DWS Multi-Asset Moderate Allocation Fund
	Years Ended August 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 428,193	$ 221,002
Net realized gain (loss)	754,245	1,623,964
Change in net unrealized appreciation (depreciation)	(4,370,005)	2,771,848
Net increase (decrease) in net assets resulting from operations	(3,187,567)	4,616,814
Distributions to shareholders:
Class A	(1,680,170)	(701,769)
Class C	(101,729)	(60,361)
Class S	(608,991)	(255,284)
Total distributions	(2,390,890)	(1,017,414)
Fund share transactions:
Proceeds from shares sold	3,099,797	3,115,446
Reinvestment of distributions	2,362,008	999,925
Payments for shares redeemed	(5,201,866)	(4,618,595)
Net increase (decrease) in net assets from Fund share transactions	259,939	(503,224)
Increase (decrease) in net assets	(5,318,518)	3,096,176
Net assets at beginning of period	27,047,698	23,951,522
Net assets at end of period	$21,729,180	$27,047,698

The accompanying notes are an integral part of the financial statements.

28	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

Financial Highlights
DWS Multi-Asset Conservative Allocation Fund — Class A
	Years Ended August 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$15.27	$13.97	$13.42	$13.20	$12.93
Income (loss) from investment operations:
Net investment income[a]	.25	.17	.23	.30	.22
Net realized and unrealized gain (loss)	(2.08)	1.67	.60	.18	.27
Total from investment operations	(1.83)	1.84	.83	.48	.49
Less distributions from:
Net investment income	(.26)	(.22)	(.28)	(.26)	(.22)
Net realized gains	(.84)	(.32)	—	—	—
Total distributions	(1.10)	(.54)	(.28)	(.26)	(.22)
Net asset value, end of period	$12.34	$15.27	$13.97	$13.42	$13.20
Total Return (%)[b,c,d]	(12.89)	13.46	6.38	3.69	3.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	35	33	35	36
Ratio of expenses before expense reductions (%)[e]	.81	.79	.83	.81	.82
Ratio of expenses after expense reductions (%)[e]	.65	.67	.62	.66	.73
Ratio of net investment income (%)	1.83	1.20	1.70	2.30	1.70
Portfolio turnover rate (%)	70	39	108	31	45

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[e]
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	29

DWS Multi-Asset Conservative Allocation Fund — Class C
	Years Ended August 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$15.26	$13.95	$13.41	$13.19	$12.92
Income (loss) from investment operations:
Net investment income[a]	.15	.07	.13	.21	.13
Net realized and unrealized gain (loss)	(2.09)	1.67	.60	.17	.26
Total from investment operations	(1.94)	1.74	.73	.38	.39
Less distributions from:
Net investment income	(.15)	(.11)	(.19)	(.16)	(.12)
Net realized gains	(.84)	(.32)	—	—	—
Total distributions	(.99)	(.43)	(.19)	(.16)	(.12)
Net asset value, end of period	$12.33	$15.26	$13.95	$13.41	$13.19
Total Return (%)[b,c,d]	(13.55)	12.70	5.59	2.84	3.02
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	2	2	3
Ratio of expenses before expense reductions (%)[e]	1.62	1.61	1.64	1.60	1.55
Ratio of expenses after expense reductions (%)[e]	1.40	1.42	1.37	1.41	1.48
Ratio of net investment income (%)	1.07	.48	.95	1.61	.97
Portfolio turnover rate (%)	70	39	108	31	45

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[e]
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

30	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

DWS Multi-Asset Conservative Allocation Fund — Class S
	Years Ended August 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$15.25	$13.95	$13.40	$13.18	$12.91
Income (loss) from investment operations:
Net investment income[a]	.29	.21	.26	.33	.25
Net realized and unrealized gain (loss)	(2.09)	1.66	.61	.18	.27
Total from investment operations	(1.80)	1.87	.87	.51	.52
Less distributions from:
Net investment income	(.29)	(.25)	(.32)	(.29)	(.25)
Net realized gains	(.84)	(.32)	—	—	—
Total distributions	(1.13)	(.57)	(.32)	(.29)	(.25)
Net asset value, end of period	$12.32	$15.25	$13.95	$13.40	$13.18
Total Return (%)[b,c]	(12.68)	13.76	6.65	3.96	4.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	48	45	46	48
Ratio of expenses before expense reductions (%)[d]	.55	.53	.55	.55	.54
Ratio of expenses after expense reductions (%)[d]	.40	.42	.37	.41	.48
Ratio of net investment income (%)	2.08	1.45	1.94	2.55	1.95
Portfolio turnover rate (%)	70	39	108	31	45

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[d]
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	31

DWS Multi-Asset Moderate Allocation Fund — Class A
	Years Ended August 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$11.26	$9.78	$9.66	$10.07	$9.88
Income (loss) from investment operations:
Net investment income[a]	.17	.09	.13	.17	.13
Net realized and unrealized gain (loss)	(1.44)	1.81	.56	(.10)	.61
Total from investment operations	(1.27)	1.90	.69	.07	.74
Less distributions from:
Net investment income	(.21)	(.08)	(.23)	(.13)	(.13)
Net realized gains	(.79)	(.34)	(.34)	(.35)	(.42)
Total distributions	(1.00)	(.42)	(.57)	(.48)	(.55)
Net asset value, end of period	$8.99	$11.26	$9.78	$9.66	$10.07
Total Return (%)[b,c,d]	(12.45)	20.00	7.12	1.27	7.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	19	16	19	20
Ratio of expenses before expense reductions (%)[e]	1.24	1.18	1.30	1.25	1.16
Ratio of expenses after expense reductions (%)[e]	.60	.74	.68	.70	.66
Ratio of net investment income (%)	1.71	.86	1.34	1.79	1.27
Portfolio turnover rate (%)	67	39	87	36	45

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[e]
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

32	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

DWS Multi-Asset Moderate Allocation Fund — Class C
	Years Ended August 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$11.23	$9.75	$9.63	$10.03	$9.84
Income (loss) from investment operations:
Net investment income[a]	.10	.01	.06	.10	.05
Net realized and unrealized gain (loss)	(1.44)	1.81	.55	(.09)	.61
Total from investment operations	(1.34)	1.82	.61	.01	.66
Less distributions from:
Net investment income	(.13)	(.00)*	(.15)	(.06)	(.05)
Net realized gains	(.79)	(.34)	(.34)	(.35)	(.42)
Total distributions	(.92)	(.34)	(.49)	(.41)	(.47)
Net asset value, end of period	$8.97	$11.23	$9.75	$9.63	$10.03
Total Return (%)[b,c,d]	(13.08)	19.14	6.30	.59	6.79
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	2	2	3
Ratio of expenses before expense reductions (%)[e]	2.05	1.95	2.02	1.96	1.85
Ratio of expenses after expense reductions (%)[e]	1.35	1.48	1.43	1.45	1.41
Ratio of net investment income (%)	.99	.11	.61	1.06	.55
Portfolio turnover rate (%)	67	39	87	36	45

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[e]
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	33

DWS Multi-Asset Moderate Allocation Fund — Class S
	Years Ended August 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$11.25	$9.78	$9.66	$10.07	$9.87
Income (loss) from investment operations:
Net investment income[a]	.19	.12	.15	.19	.15
Net realized and unrealized gain (loss)	(1.42)	1.80	.56	(.10)	.63
Total from investment operations	(1.23)	1.92	.71	.09	.78
Less distributions from:
Net investment income	(.24)	(.11)	(.25)	(.15)	(.16)
Net realized gains	(.79)	(.34)	(.34)	(.35)	(.42)
Total distributions	(1.03)	(.45)	(.59)	(.50)	(.58)
Net asset value, end of period	$8.99	$11.25	$9.78	$9.66	$10.07
Total Return (%)[b,c]	(12.13)	20.20	7.41	1.54	7.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	7	6	6	6
Ratio of expenses before expense reductions (%)[d]	1.00	.94	1.03	.97	.87
Ratio of expenses after expense reductions (%)[d]	.35	.49	.43	.45	.41
Ratio of net investment income (%)	1.94	1.10	1.59	2.05	1.53
Portfolio turnover rate (%)	67	39	87	36	45

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[d]
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

34	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Multi-Asset Conservative Allocation Fund and DWS Multi-Asset Moderate Allocation Fund (hereinafter referred to individually as “Fund”  or collectively as “Funds” ) are each a diversified series of Deutsche DWS Asset Allocation Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust. The Funds may invest directly in securities and derivatives or other affiliated DWS funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by DWS Investment Management Americas, Inc. or one of its affiliates, together the “Underlying DWS Funds” ) and non-affiliated mutual funds and exchange-traded funds (“Non-affiliated Funds” ). Non-affiliated Funds and Underlying DWS Funds are collectively referred to as “Underlying Funds.”  Each Underlying DWS Fund’s accounting policies and investment holdings are outlined in the Underlying DWS Fund’s financial statements and are available upon request.
Each Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of each Fund have equal rights with respect to voting subject to class-specific arrangements.
The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	35

results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by each Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in mutual funds are valued at the net asset value per share of each class of the mutual fund and are categorized as Level 1.
Exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs are generally categorized as Level 1 securities.

36	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Disclosure about the classification of fair value measurements is included in a table following each Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Federal Income Taxes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Each Fund is treated as a single corporate taxpayer.
At August 31, 2022, DWS Multi-Asset Conservative Allocation Fund had net tax basis capital loss carryforwards of approximately $284,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
The Funds have reviewed the tax positions for the open tax years as of August 31, 2022 and have determined that no provision for income tax and/or uncertain tax positions is required in the Funds' financial statements. The Funds' federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of DWS Multi-Asset Conservative Allocation Fund are declared and distributed to shareholders quarterly. Distributions from net investment income of DWS Multi-Asset Moderate Allocation Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed and,

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	37

therefore, will be distributed to shareholders at least annually. The Funds may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in futures and the tax character of capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of a Fund.
At August 31, 2022, the DWS Multi-Asset Conservative Allocation Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 196,802
Capital loss carryforwards	$ (284,000)
Net unrealized appreciation (depreciation) on investments	$ 3,608,291
At August 31, 2022, the aggregate cost of investments for federal income tax purposes for DWS Multi-Asset Conservative Allocation Fund was $76,150,139. The net unrealized appreciation for all investments based on tax cost was $3,608,291. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $6,271,026 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $2,662,735.
In addition, during the years ended August 31, 2022 and August 31, 2021, the tax character of distributions paid to shareholders by DWS Multi-Asset Conservative Allocation Fund is summarized as follows:
	Years Ended August 31,
	2022	2021
Distributions from ordinary income*	$ 2,915,762	$ 1,323,656
Distributions from long-term capital gains	$ 3,242,582	$ 1,799,905

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

38	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

At August 31, 2022, the DWS Multi-Asset Moderate Allocation Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 115,957
Undistributed long-term capital gains	$ 289,230
Net unrealized appreciation (depreciation) on investments	$ 4,135,792
At August 31, 2022, the aggregate cost of investments for federal income tax purposes for DWS Multi-Asset Moderate Allocation Fund was $19,291,230. The net unrealized appreciation for all investments based on tax cost was $4,135,792. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $4,432,699 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $296,907.
In addition, during the years ended August 31, 2022 and August 31, 2021, the tax character of distributions paid to shareholders by DWS Multi-Asset Moderate Allocation Fund is summarized as follows:
	Years Ended August 31,
	2022	2021
Distributions from ordinary income*	$ 953,802	$ 196,011
Distributions from long-term capital gains	$ 1,437,088	$ 821,403

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Funds may enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	39

B.
Derivative Instruments
A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended August 31, 2022, the Funds entered into futures contracts in order to hedge against potential adverse market movements of portfolio assets and to adjust asset allocations in response to short-term market changes as part of the Funds’ tactical asset allocation process.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of August 31, 2022 is included in the tables following the Funds' Investment Portfolios. For the year ended August 31, 2022, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $1,981,000 to $4,697,000 for DWS Multi-Asset Conservative Allocation Fund and from approximately $772,000 to $1,640,000 for DWS Multi-Asset Moderate Allocation Fund. For the year ended August 31, 2022, the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $1,020,000 for DWS Multi-Asset Conservative Allocation Fund.
The following tables summarize the value of the Fund’s derivative instruments held as of August 31, 2022 and the related location in the

40	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

accompanying Statements of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	DWS Multi-Asset Conservative Allocation Fund	DWS Multi-Asset Moderate Allocation Fund
Equity Contracts (a)	$ 5,014	$ 12,038
Each of the above derivatives is located in the following Statements of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statements of Assets and Liabilities.

Liabilities Derivative	DWS Multi-Asset Conservative Allocation Fund	DWS Multi-Asset Moderate Allocation Fund
Interest Rate Contracts (a)	$ (17,401)	$ (2,400)
Each of the above derivatives is located in the following Statements of Assets and Liabilities accounts:

(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statements of Assets and Liabilities.
Additionally, the amounts of unrealized and realized gains and losses on derivative instruments recognized in Funds earnings during the year ended August 31, 2022 and the related location in the accompanying Statements of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	DWS Multi-Asset Conservative Allocation Fund	DWS Multi-Asset Moderate Allocation Fund
Equity Contracts (a)	$ (156,997)	$ (94,165)
Interest Rate Contracts (a)	(97,287)	(26,390)
	$(254,284)	$(120,555)
Each of the above derivatives is located in the following Statements of Operations accounts:

(a)	Net realized gain (loss) from futures contracts

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	41

Change in Net Unrealized Appreciation (Depreciation)	DWS Multi-Asset Conservative Allocation Fund	DWS Multi-Asset Moderate Allocation Fund
Equity Contracts (a)	$ (50,281)	$ (16,823)
Interest Rate Contracts (a)	(21,959)	(2,400)
	$ (72,240)	$ (19,223)
Each of the above derivatives is located in the following Statements of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on futures contracts
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Restated Investment Management Agreement with the Advisor, each Fund pays a monthly management fee of: (a) 0.10% based on the Fund’s average daily net assets invested in exchange-traded funds and mutual funds, and (b) 0.55% on the Fund’s average daily net assets not covered in (a) above.
Accordingly, for the year ended August 31, 2022, the fees pursuant to the Restated Investment Management Agreement were equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.103% and 0.106% of the Fund’s average daily net assets for DWS Multi-Asset Conservative Allocation Fund and DWS Multi-Asset Moderate Allocation Fund, respectively.
The Funds do not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund’s outstanding shares. At August 31, 2022, DWS Multi-Asset Conservative Allocation Fund and DWS Multi-Asset Moderate Allocation Fund did not invest in more than 5% of any Underlying DWS Fund.
For the period from September 1, 2021 through September 30, 2021, for DWS Multi-Asset Conservative Allocation Fund and DWS Multi-Asset Moderate Allocation Fund, the Advisor had contractually agreed to reimburse or pay certain operating expenses to the extent necessary to maintain the Funds’ total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as

42	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

extraordinary expenses, taxes, brokerage and interest expense) as a percentage of average daily net assets as follows:
	DWS Multi-Asset Conservative Allocation Fund	DWS Multi-Asset Moderate Allocation Fund
Class A	1.13%	1.23%
Class C	1.88%	1.98%
Class S	.88%	.98%
For the period from October 1, 2021 through September 30, 2022, for DWS Multi-Asset Conservative Allocation Fund and for the period from October 1, 2021 through November 30, 2022, for DWS Multi-Asset Moderate Allocation Fund, the Advisor had contractually agreed to reimburse or pay certain operating expenses to the extent necessary to maintain the Funds’ total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as a percentage of average daily net assets as follows:
	DWS Multi-Asset Conservative Allocation Fund	DWS Multi-Asset Moderate Allocation Fund
Class A	1.09%	1.06%
Class C	1.84%	1.81%
Class S	.84%	.81%
Effective October 1, 2022 through September 30, 2023, for DWS Multi-Asset Conservative Allocation Fund, the Advisor has contractually agreed to reimburse or pay certain operating expenses to the extent necessary to maintain the Funds’ total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as a percentage of average daily net assets as follows:
DWS Multi-Asset Conservative Allocation Fund
Class A	1.05%
Class C	1.80%
Class S	.80%

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	43

For the year ended August 31, 2022, fees waived and/or expenses reimbursed for each class were as follows:
DWS Multi-Asset Conservative Allocation Fund
Class A	$ 51,451
Class C	2,611
Class S	63,062
$ 117,124

DWS Multi-Asset Moderate Allocation Fund
Class A	$ 111,530
Class C	8,289
Class S	40,169
$ 159,988
Each Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds and in which it is invested.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Funds. For all services provided under the Administrative Services Agreement, the Funds pay the Advisor an annual fee (“Administration Fee” ) of 0.097% of each Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2022, the Administration Fee for each Fund was as follows:
Administration Fee	Total Aggregated	Unpaid at August 31, 2022
DWS Multi-Asset Conservative Allocation Fund	$75,701	$5,926
DWS Multi-Asset Moderate Allocation Fund	$24,003	$1,861
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Funds. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing

44	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

fee it receives from the Funds. For the year ended August 31, 2022, the amounts charged to the Funds by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at August 31, 2022
DWS Multi-Asset Conservative Allocation Fund
Class A	$ 19,159	$ 3,209
Class C	730	120
Class S	38,309	6,361
	$ 58,198	$ 9,690
DWS Multi-Asset Moderate Allocation Fund
Class A	10,090	1,714
Class C	653	122
Class S	6,205	1,045
	$ 16,948	$ 2,881
In addition, for the year ended August 31, 2022, the amounts charged to the Funds for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statements of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
DWS Multi-Asset Conservative Allocation Fund
Class A	$ 27,178
Class C	1,641
Class S	14,600
$ 43,419
DWS Multi-Asset Moderate Allocation Fund
Class A	17,549
Class C	1,984
Class S	3,435
$ 22,968
Distribution and Service Fees. Under the Funds’ Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Funds' Underwriting and Distribution Services Agreements, DDI enters into related selling group agreements

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	45

with various firms at various rates for sales of Class C shares. For the year ended August 31, 2022, the Distribution Fees were as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2022
DWS Multi-Asset Conservative Allocation Fund
Class C	$ 8,936	$ 709
DWS Multi-Asset Moderate Allocation Fund
Class C	8,830	630
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2022, the Service Fees were as follows:
Service Fee	Total Aggregated	Unpaid at August 31, 2022	Annual Rate
DWS Multi-Asset Conservative Allocation Fund
Class A	$ 79,095	$ 12,590.24%
Class C	2,944	642.25%
	$ 82,039	$ 13,232
DWS Multi-Asset Moderate Allocation Fund
Class A	41,791	7,588.24%
Class C	2,848	472.24%
	$ 44,639	$ 8,060
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Funds. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2022 for DWS Multi-Asset Conservative Allocation Fund and DWS Multi-Asset Moderate Allocation Fund aggregated $1,015 and $1,945, respectively.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed of Class C. For the year ended August 31, 2022, the CDSC for Class C shares for DWS Multi-Asset Conservative Allocation Fund and DWS Multi-Asset Moderate Allocation Fund aggregated $103 and $33, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

46	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

Other Service Fees. Under an agreement with the Funds, DIMA is compensated for providing regulatory filing services to the Funds. For the year ended August 31, 2022, the amounts charged to the Funds by DIMA included in the Statements of Operations under “Reports to shareholders”  were as follows:
Other Service Fees	Total Aggregated	Unpaid at August 31, 2022
DWS Multi-Asset Conservative Allocation Fund	$923	$233
DWS Multi-Asset Moderate Allocation Fund	$1,123	$433
Trustees’ Fees and Expenses. The Funds paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. Each Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. Each Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.
Line of Credit
The Funds and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Funds may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Funds may borrow up to a maximum of 33 percent of its net assets under the agreement. The Funds had no outstanding loans at August 31, 2022.

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E.
Funds Share Transactions
DWS Multi-Asset Conservative Allocation Fund
The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2022		Year Ended August 31, 2021
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	152,374	$ 2,033,579	156,697	$ 2,267,414
Class C	25,187	350,085	9,709	137,313
Class S	155,436	2,172,705	169,600	2,479,154
		$ 4,556,369		$ 4,883,881
Shares issued to shareholders in reinvestment of distributions
Class A	174,270	$ 2,475,558	86,423	$ 1,231,000
Class C	5,368	76,489	3,839	54,599
Class S	241,942	3,428,077	121,342	1,725,325
		$ 5,980,124		$ 3,010,924
Shares redeemed
Class A	(257,949)	$ (3,510,628)	(314,122)	$ (4,555,186)
Class C	(33,061)	(470,020)	(55,603)	(821,612)
Class S	(363,665)	(4,987,617)	(360,388)	(5,203,068)
		$ (8,968,265)		$ (10,579,866)
Net increase (decrease)
Class A	68,695	$ 998,509	(71,002)	$ (1,056,772)
Class C	(2,506)	(43,446)	(42,055)	(629,700)
Class S	33,713	613,165	(69,446)	(998,589)
		$ 1,568,228		$ (2,685,061)

48	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

DWS Multi-Asset Moderate Allocation Fund
The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2022		Year Ended August 31, 2021
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	246,788	$ 2,484,444	197,028	$ 2,081,950
Class C	7,622	78,270	23,194	246,546
Class S	53,325	537,083	75,266	786,950
		$ 3,099,797		$ 3,115,446
Shares issued to shareholders in reinvestment of distributions
Class A	158,516	$ 1,653,325	68,244	$ 687,895
Class C	9,726	101,729	5,976	60,361
Class S	58,305	606,954	25,017	251,669
		$ 2,362,008		$ 999,925
Shares redeemed
Class A	(411,211)	$ (4,098,514)	(256,455)	$ (2,678,435)
Class C	(46,219)	(483,962)	(89,359)	(938,519)
Class S	(62,869)	(619,390)	(95,148)	(1,001,641)
		$ (5,201,866)		$ (4,618,595)
Net increase (decrease)
Class A	(5,907)	$ 39,255	8,817	$ 91,410
Class C	(28,871)	(303,963)	(60,189)	(631,612)
Class S	48,761	524,647	5,135	36,978
		$ 259,939		$ (503,224)
F.
Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	49

may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Funds and their investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Funds and their service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Funds and reflect the consequences as appropriate in the Funds' accounting and financial reporting.

50	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Asset Allocation Trust and Shareholders of DWS Multi-Asset Conservative Allocation Fund and DWS Multi-Asset Moderate Allocation Fund:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of DWS Multi-Asset Conservative Allocation Fund and DWS Multi-Asset Moderate Allocation Fund (the “Funds” ) (two of the funds constituting Deutsche DWS Asset Allocation Trust) (the “Trust” ), including the investment portfolios, as of August 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (two of the funds constituting Deutsche DWS Asset Allocation Trust) at August 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended August 31, 2018 were audited by another independent registered public accounting firm whose report, dated October 25, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	51

required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
October 24, 2022

52	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

Information About Each Fund’s Expenses
As an investor of a Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Funds bear directly, the Funds’ shareholders indirectly bear the expenses of the Underlying Funds in which the Funds invest. These expenses are not included in the Funds’ annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, DWS Multi-Asset Conservative Allocation Fund and DWS Multi-Asset Moderate Allocation Fund limited the ongoing expenses the Funds bear directly; had they not done so, expenses would have been higher. The examples in the tables are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2022 to August 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

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DWS Multi-Asset Conservative Allocation Fund
Expenses and Value of a $1,000 Investment
for the six months ended August 31, 2022 (Unaudited)

Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/22	$914.00	$910.50	$915.00
Expenses Paid per $1,000*	$3.18	$6.79	$1.98
Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/22	$1,021.88	$1,018.10	$1,023.14
Expenses Paid per $1,000*	$3.36	$7.17	$2.09

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class C	Class S
DWS Multi-Asset Conservative Allocation Fund	.66%	1.41%	.41%

**
The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

54	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

DWS Multi-Asset Moderate Allocation Fund
Expenses and Value of a $1,000 Investment
for the six months ended August 31, 2022 (Unaudited)

Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/22	$912.70	$909.70	$914.50
Expenses Paid per $1,000*	$2.80	$6.40	$1.59
Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/22	$1,022.28	$1,018.50	$1,023.54
Expenses Paid per $1,000*	$2.96	$6.77	$1.68

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class C	Class S
DWS Multi-Asset Moderate Allocation Fund	.58%	1.33%	.33%

**
The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	55

Tax Information (Unaudited)
DWS Multi-Asset Conservative Allocation Fund and DWS Multi-Asset Moderate Allocation Fund paid distributions of $0.64 and $0.61 per share, respectively, from net long-term capital gains during its year ended August 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, DWS Multi-Asset Moderate Allocation Fund designates $644,000 as capital gain dividends for its year ended August 31, 2022.
For corporate shareholders, 100% and 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the fiscal year ended August 31, 2022, for DWS Multi-Asset Conservative Allocation Fund and DWS Multi-Asset Moderate Allocation Fund, respectively, qualified for the dividends received deduction.
For federal income tax purposes, DWS Multi-Asset Conservative Allocation Fund and DWS Multi-Asset Moderate Allocation Fund designate $2,170,000 and $632,000, respectively, or the maximum amount allowable under tax law, as qualified dividend income.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

56	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Multi-Asset Conservative Allocation Fund’s and DWS Multi-Asset Moderate Allocation Fund’s (each a “Fund”  and collectively, the “Funds” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Funds' Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Funds' performance, fees and expenses, and profitability from a fee consultant retained by the Funds' Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Funds.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Funds' contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of each Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Funds since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Funds. The Board considered, generally, that shareholders chose to invest or remain invested in each respective Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of

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investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Funds' Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to each Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to each Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing each Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed each Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds.
DWS Multi-Asset Conservative Allocation Fund. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, DWS Multi-Asset Conservative Allocation Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst

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performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020.
DWS Multi-Asset Moderate Allocation Fund. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, DWS Multi-Asset Moderate Allocation Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective May 10, 2021. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2021. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Funds’ investment management fee schedules, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant.
DWS Multi-Asset Conservative Allocation Fund. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by DWS Multi-Asset Conservative Allocation Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) (1st quartile being the most favorable and 4th quartile being the least favorable) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees, but inclusive of acquired fund fees and expenses) (“Broadridge Universe Expenses” ).
DWS Multi-Asset Moderate Allocation Fund. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by DWS Multi-Asset

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	59

Moderate Allocation Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) (1st quartile being the most favorable and 4th quartile being the least favorable) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge Universe Expenses.
The Board also reviewed data comparing total (net) operating expenses of each other operational share class of each Fund to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help each Fund’s total (net) operating expenses remain competitive. The Board considered the Funds’ management fee rates as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Funds and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Funds.
On the basis of the information provided, the Board concluded that each Fund’s management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing each Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of each Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of each Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its

60	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any economies of scale. In this regard, the Board observed that while each Fund’s current investment management fee schedule does not include breakpoints, each Fund’s fee schedule represents an appropriate sharing between each Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Funds, any fees received by an affiliate of DIMA for transfer agency services provided to the Funds and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that each Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Funds’ chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of each Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	61

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—

62	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways, Inc.[2] (population
wellbeing and wellness services)
(2003–2014); Stockwell Capital Investments
PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak
Brook Bancshares, Inc.; Oak Brook Bank;
Portland General Electric[2] (utility company
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		70	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow,
Hoffman Center for Business Ethics, Bentley
University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of
Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships:
Trustee and former Chairman of the Board,
Southwest Florida Community Foundation
(charitable organization); Former
Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust
(mutual funds) (2007–2012), Investment
Company Institute (audit, executive,
nominating committees) and Independent
Directors Council (governance,
executive committees)
		70	—

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	63

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(since July 1972); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee since 2011, member
Systemic Risk Council since 2012 and
member of the Advisory Board at the Yale
Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		70	—
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)

64	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit
organization) (since October 2020); formerly:
Executive Vice President, The Glenmede Trust
Company (investment trust and wealth
management) (1983–2004); Board Member,
Investor Education (charitable organization)
(2004–2005); Former Directorships: Trustee,
Executive Committee, Philadelphia Chamber
of Commerce (2001–2007); Director, Viasys
Health Care[2] (January 2007–June 2007);
Trustee, Thomas Jefferson Foundation
(charitable organization) (1994–2012);
President, Chief Executive Officer and
Director (1994–2020) and Senior Advisor
(2020-2021), The Pew Charitable Trusts
(charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012-2022)
		70	—
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21[4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	65

Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary,
DWS USA Corporation (2018–present); Assistant Secretary,
DWS Distributors, Inc. (2018–present); Director and Vice
President, DWS Service Company (2018–present); Assistant
Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment
Managers, Inc. (2018–present); President and Chief
Executive Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2017–present); formerly: Vice President for the
Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Directorships: Interested Director, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual
Insurance Company (since October 16, 2020); and
Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. 2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

66	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (since November 2,
2021); AML Officer, DBX ETF Trust (since October 21, 2021);
AML Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (since November 12, 2021); formerly: DWS UK &
Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset
Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.

[4]
Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board
Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of
various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	67

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

68	|	DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DWS Multi-Asset Conservative Allocation Fund
	Class A	Class C	Class S
Nasdaq Symbol	SPDAX	SPDCX	SPBAX
CUSIP Number	25158W 106	25158W 304	25158W 403
Fund Number	481	781	2081

DWS Multi-Asset Moderate Allocation Fund
	Class A	Class C	Class S
Nasdaq Symbol	PLUSX	PLSCX	PPLSX
CUSIP Number	25158W 833	25158W 866	25158W 874
Fund Number	1084	1384	2084

DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund	|	69

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
MULTI-2
(R-023996-12 10/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Multi-Asset Conservative Allocation Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2022	$46,845	$0	$7,880	$0
2021	$49,311	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2022	$0	$32,448	$0
2021	$0	$487,049	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2022	$7,880	$32,448	$0	$40,328
2021	$7,880	$487,049	$0	$494,929

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2021 and 2022 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

DWS Multi-Asset Moderate Allocation Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2022	$46,180	$0	$7,880	$0
2021	$48,611	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2022	$0	$32,448	$0
2021	$0	$487,049	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2022	$7,880	$32,448	$0	$40,328
2021	$7,880	$487,049	$0	$494,929

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2021 and 2022 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Multi-Asset Conservative Allocation Fund and DWS Multi-Asset Moderate Allocation Fund, each a series of Deutsche DWS Asset Allocation Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/28/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/28/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	10/28/2022